SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934





   Date of Report (Date of earliest event reported):  December 31, 2003
                                                    ---------------------



                       COAST FINANCIAL HOLDINGS, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)




           Florida                 000-50433               14-1858265
----------------------------    ----------------     ----------------------
(State or Other Jurisdiction    (Commission File         (IRS Employer
        Incorporation)              Number)          Identification Number)




2412 Cortez Road West, Bradenton, Florida                     34207
-----------------------------------------                  ----------
(Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code:  (941) 752-5900
                                                   -------------------

Item 5.  Other Events.

     On December 31, 2003, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), issued a press release announcing, among other things, that it has completed an internal review of its loan portfolio and that it will increase its fourth quarter loan loss provision to $2.3 million.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits required by Item 601 of Regulation S-K


Exhibit No.      Description
-----------      -----------

   99.1 Press Release, issued December 31, 2003, regarding increase in fourth quarter loan loss provision.



     [Rest of Page Intentionally Blank.  Signature on following Page.]

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COAST FINANCIAL HOLDINGS, INC.



Date:  January 6, 2004               By: /s/Gerald L. Anthony
                                        --------------------------------
                                        Gerald L. Anthony
                                        President and Chief Executive
                                        Officer

                               EXHIBIT INDEX
                               -------------



Exhibit No.      Description
-----------      -----------

   99.1 Press Release, issued December 31, 2003, regarding increase in fourth quarter loan loss provision.